UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: November 3, 2004
(Date of earliest event reported)

MACK-CALI REALTY CORPORATION

(Exact name of Registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

1-13274	22-3305147
(Commission File No.)	(I.R.S. Employer Identification No.)

11 Commerce Drive, Cranford, New Jersey 07016

(Address of Principal Executive Offices) (Zip Code)

(908) 272-8000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 4, 2004, Mack-Cali Realty Corporation (the “Company”) issued a press release announcing its financial results for the third quarter 2004. A copy of the press release is attached hereto as Exhibit 99.2.

Item 7.01 Regulation FD Disclosure

For the quarter ended September 30, 2004, the Company hereby makes available supplemental data regarding its operations. The Company is attaching such supplemental data as Exhibit 99.1 to this Current Report on Form 8-K.

In connection with the foregoing, the Company hereby furnishes the following exhibits pursuant to Items 2.02 and 7.01 of Form 8-K:

Exhibit Number	Exhibit Title

99.1	Third Quarter 2004 Supplemental Operating and Financial Data.

99.2	Third Quarter 2004 earnings press release of Mack-Cali Realty Corporation dated November 4, 2004.

The information included in this Current Report on Form 8-K (including the exhibits hereto) is being furnished under Item 2.02, “Results of Operations and Financial Condition,” and Item 7.01, “Regulation FD Disclosure” of Form 8-K.  As such, the information (including the exhibits) herein shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mack-Cali Realty Corporation
(Registrant)

Date:November 3, 2004	By:	/s/ Mitchell E. Hersh
Mitchell E. Hersh
President and Chief Executive Officer

Date:November 3, 2004	By:	/s/ Barry Lefkowitz
Barry Lefkowitz
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Third Quarter 2004 Supplemental Operating and Financial Data.

99.2	Third Quarter 2004 earnings press release of Mack-Cali Realty Corporation dated November 4, 2004.